UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 1, 2003

Cougar Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-50096	30-0135720

(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10655 NE 4th Street, Suite400
Bellevue, WA  98004
(Address of principal executive offices) (Zip Code)

(604) 879-9001
(Registrant's telephone number, including area code)

______________________________________________
(Former name or former address, if changed since last report)

Item 4.    Changes in Registrant's Certifying Accountant.

On August 1, 2003 the Board of Directors (the "Board") of Cougar Holdings Inc. (the "Company") have agreed unanimously to engage McLean Majdanski, Chartered Accountants, as the Company's independent public accountants commencing with the audit for the year ending June 30, 2003.  During the years ended June 30, 2002 and 2001 and through the date of the Board's decision to engage Mclean Majdanski, Chartered Accountants, the Company did not consult McLean Majdanski with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B.

Item 7.    Financial Statements and Exhibits

(a)    Financial statements of businesses acquired:
                Not Applicable

(b)    Pro forma financial information:
                Not Applicable

(c)    Exhibits:
                Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cougar Holdings Inc.

Registrant

Date: August 6, 2003

Terry G. Cook
President and Director